                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

     Filed by the Registrant  [X]
     Filed by a Party other than the Registrant  [ ]


     Check the appropriate box:

     [ ]   Preliminary Proxy Statement       [ ]  Confidential, for Use of
                                                  the Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))

     [X]   Definitive Proxy Statement

     [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          SEQUUS Pharmaceuticals, Inc.
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]   No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)   Total fee paid:

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     [ ]   Fee paid previously with preliminary materials.

     [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                     [LOGO]

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 4, 1997

                                ----------------

THE STOCKHOLDERS OF SEQUUS PHARMACEUTICALS, INC.:

         The Annual Meeting of Stockholders of SEQUUS Pharmaceuticals, Inc. ("SEQUUS" or the "Company") will be held at the offices of the Company, 960 Hamilton Court, Menlo Park, California 94025, on June 4, 1997 at 9:00 a.m. local time, for the following purposes:

     1. To elect five directors to hold office until the next annual meeting of stockholders and until their successors are elected.

     2.  To approve the Company's Equity Incentive Plan.

     3. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder from 250,000 to 778,000.

     4. To transact such other business as properly may come before the meeting, or any adjournments or postponements of the meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on April 25, 1997 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements of the meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she returned a proxy.

                                        BY ORDER OF THE BOARD OF DIRECTORS,



                                        Sally A. Davenport,
                                        Secretary

Menlo Park, California
May 2, 1997
--------------------------------------------------------------------------------

                                    IMPORTANT

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                            2

PROPOSAL 1:       ELECTION OF DIRECTORS                                                   3
    Information Concerning The Nominees                                                   3
    Board And Committee Meetings                                                          4
    Director Compensation                                                                 5
    Executive Compensation                                                                6
    Report of the Board of Directors on Executive Compensation                            8
    Compensation Committee Interlocks and Insider Participation                          10
    Employment and Severance Agreements                                                  10
    Certain Transactions                                                                 11
    Compliance with Section 16(a) of the Securities Exchange Act of 1934                 11
    Stock Price Performance Graph                                                        12

PROPOSAL 2:      APPROVAL OF EQUITY INCENTIVE PLAN                                       13
    Description of the Equity Incentive Plan                                             13
    Certain Federal Income Tax Consequences                                              15
    Stockholder Vote                                                                     17

PROPOSAL 3:       APPROVAL OF AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN                  18
    Description Of The Proposal                                                          18
    Plan Description                                                                     18
    Certain Federal Income Tax Consequences                                              19
    Stockholder Vote                                                                     19

INDEPENDENT AUDITORS                                                                     20

OTHER INFORMATION                                                                        20

STOCKHOLDER PROPOSALS                                                                    20

OTHER MATTERS                                                                            20


                          SEQUUS PHARMACEUTICALS, INC.
                               960 HAMILTON COURT
                          MENLO PARK, CALIFORNIA 94025
                                 (415) 323-9011

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of SEQUUS Pharmaceuticals, Inc., a Delaware corporation ("SEQUUS" or the "Company"). The proxy is solicited for use at the annual meeting of stockholders (the "Annual Meeting") to be held at the offices of the Company, 960 Hamilton Court, Menlo Park, California 94025, on June 4, 1997 at 9:00 a.m., local time, and at any and all adjournments or postponements thereof. The approximate date on which this proxy statement and the accompanying notice and proxy are being mailed to stockholders is May 2, 1997.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         Only stockholders of record at the close of business on April 25, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 30,401,120 shares of Common Stock, par value $.0001 per share ("Common Stock"). Holders of Common Stock are entitled to one vote for each share of Common Stock held. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be represented at the Annual Meeting.

         All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted for the election of the directors listed in the proxy for election to the Board and for approval of the other proposals described in this proxy statement.

         Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. All other proposals to come before the Annual Meeting require the approval of a majority of the shares of stock having voting power present. Abstentions as to a particular proposal will have the same effect as votes against such proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

         Any stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by presenting at the Annual Meeting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

         The expense of soliciting proxies will be borne by the Company. The solicitation will be by mail. Expenses include reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's stock. Further solicitation of proxies may be made by telephone or oral communication with stockholders by directors, officers and other employees of the Company who will not receive additional compensation for the solicitation and by ChaseMellon Shareholder Services whose services to the Company will include the solicitation of proxies from brokers, banks and nominees for which it will receive payment of $7,500 plus out-of-pocket expenses.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the Company's outstanding shares of Common Stock beneficially owned as of April 25, 1997 by:
(i) each person who, to the best knowledge of the Company, beneficially owns more than five percent of the outstanding Common Stock; (ii) all directors;
(iii) all officers named in the Summary Compensation Table below; and (iv) all directors and officers as a group. The information relating to ownership of shares is based upon information furnished to the Company. The Company believes that the beneficial owners of the Common Stock, based on information supplied by such owners, have sole investment and voting power with respect to the shares of Common Stock shown as being beneficially owned by them, except as otherwise set forth in the footnotes to the table.

                                                                                                  Percent of
                         Name and Address                             Number of Shares(1)           Class
  ---------------------------------------------------------------- ---------------------------  ---------------
  Amerindo Investment Advisors, Inc..............................         1,926,786(2)                6.3%
       One Embarcadero Center, Suite 2300
       San Francisco, CA  94111
  The Capital Group Companies, Inc...............................         1,870,720(3)                6.2%
       333 South Hope Street
       Los Angeles, CA  90071
  Bruce R. Cohen.................................................             1,431                   *
  Robert G. Faris................................................            70,691                   *
  I. Craig Henderson, M.D........................................           221,667                   *
  Richard C.E. Morgan............................................           656,815(4)                2.2%
  L. Scott Minick................................................           126,380                   *
  Edward Schnipper, M.D..........................................               100                   *
  E. Donnall Thomas, M.D.........................................            50,000                   *
  Joseph J. Vallner, Ph.D........................................            91,844                   *
  All directors and executive officers as a group (14 persons)...         1,713,775                   5.5%

---------------------------

*    Less than 1%

(1) Includes shares subject to warrants or options exercisable within 60 days after April 25, 1997 as if such shares were outstanding on April 25, 1997 and assumes that no other person has exercised any outstanding warrants or options.

(2) According to Schedule 13D filed by Amerindo Investment Advisors, Inc., a California corporation, Amerindo Advisors (U.K.) Limited, Amerindo Investment Advisors, Inc., a Panama corporation, Alberto W. Vilar and Gary
     A. Tanaka, all parties have shared voting and dispositive power with respect to the shares listed in the table, and all parties disclaim beneficial ownership of the shares listed in the table.

(3) According to Schedule 13G filed by The Capital Group Companies, Inc., that entity is the parent holding company of a group of investment management companies that hold investment power, and in some cases, voting power over the shares listed in the table.

(4) Includes 591,815 shares held by Wolfensohn Associates, L.P. Mr. Morgan is a general partner of the general partner of Wolfensohn Associates, L.P. and therefore may be deemed to beneficially own such shares. Mr. Morgan disclaims beneficial ownership of such shares. Mr. Morgan shares voting and dispositive control of such shares with the other general partners of the general partner of Wolfensohn Associates, L.P.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's bylaws provide for a Board of Directors consisting of that number of directors as is authorized by the Board. As of the date of the Annual Meeting, the size of the Board is set at five. The present term of office of all directors will expire at the Annual Meeting.

         Five directors are to be elected at the Annual Meeting to serve until the next annual meeting of stockholders and until their respective successors have been elected. The nominees securing the highest number of votes, up to the number of directors to be elected, will be elected as directors. It is intended that proxies received will be voted FOR the election of the nominees named below unless marked to the contrary. In the event any such person is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the present Board. The Board has no reason to believe that, any of the persons named below will be unable or unwilling to serve as a director if elected.

         All five nominees are currently serving as directors of the Company. All five nominees for election to the Board were elected to their present term by the stockholders of the Company.

INFORMATION CONCERNING THE NOMINEES

         The following table indicates the name and age of each nominee as of the date of this proxy statement, all positions with the Company held by the nominee, and the year during which the nominee first was elected or appointed a director.


                                                                                                   Director
               Name                   Age                 Position with SEQUUS                Continuously Since
----------------------------------   -----   ----------------------------------------------   -------------------
I. Craig Henderson, M.D.               55    Chairman of the Board and Chief Executive               1993
                                             Officer

L. Scott Minick                        45    President, Chief Operating Officer  and                 1995
                                             Director

Robert G. Faris(1)(2)                  59    Director                                                1985

Richard C.E. Morgan(1)(2)              52    Director                                                1990

E. Donnall Thomas, M.D.(1)(2)          77    Director                                                1993

---------------------------

(1)  Member of the Compensation and Plan Committee of the Board.

(2)  Member of the Audit Committee of the Board.

         I. CRAIG HENDERSON, M.D. has been Chief Executive Officer of SEQUUS since June 1995 and Chairman of the Board since July 1995 and has served as a director of the Company since July 1993. Since July 1995, Dr. Henderson has been an Adjunct Professor of Medicine at University of California, San Francisco. From 1992 until July 1995, he served as Professor of Medicine, Chief of Medical Oncology and Director of Clinical Cancer programs at the University of California, San Francisco. From 1989 to 1992, he served as a member and, for most of this time, as Chairman of the Oncologic Drugs Advisory Committee of the FDA. From 1974 to 1992, Dr. Henderson held an academic appointment at Harvard Medical School, most recently as Associate Professor of Medicine. Dr. Henderson founded the Breast Evaluation Center at the Dana-Farber Cancer Institute in 1980 and served as its director until 1992. He received an M.D. degree from Columbia University.

         L. SCOTT MINICK has been President and Chief Operating Officer of the Company since June 1995 and a director of the Company since July 1995. From 1994 to 1995, he served as a director, Interim President and Chief Executive Officer of OncoTherapeutics, Inc. Before that, Mr. Minick was a director, President and Chief Executive Officer of LXR Biotechnology, Inc. From 1981 to 1993, he was an executive of Baxter Healthcare, Inc., most recently as President of the Pacific Rim/Latin America Division of Baxter Diagnostics. Mr. Minick received an M.B.A. degree from Northwestern University.

         ROBERT G. FARIS has served as a director of the Company since March 1985. Since 1990, he has been President, Chief Executive Officer and a director of the Polish American Enterprise Fund which invests U.S. government funds in Poland. From 1971 to 1987, he served as President of Alan Patric of Associates, Inc., an investment advisor to venture capital partnerships, and from 1987 to 1990, Mr. Faris was a private investor.

         RICHARD C.E. MORGAN has served as a director of the Company since May 30, 1990. Since January 1996, Mr. Morgan has been a partner of Jackson Hole Management, Inc., a venture capital firm which is the successor company to the Asset Management Division of Wolfensohn Partners, L.P. Since 1986, he has been a general partner of Wolfensohn Partners, L.P., a venture capital limited partnership, and the general partner of Wolfensohn Associates, L.P. From 1984 to 1986, he served as an executive of James D. Wolfensohn, Inc., and from 1977 to 1984, he served as General Manager of The Schroder Strategy Group and director of J. Henry Schroder Wagg & Co. Ltd.(London). He is a director of Lasertechnics, Inc., a printing systems company, Celgene Corporation, a biotechnology company, Quidel Corporation, a medical diagnostics company and Indigo N.V., a printing systems company.

         E. DONNALL THOMAS, M.D. has served as a director of the Company since May 27, 1993. Dr. Thomas serves as Chairman of the Scientific Advisory Committee of Cell Therapeutics, Inc. He is also Professor Emeritus of Medicine, University of Washington School of Medicine in Seattle and a member of the Fred Hutchinson Cancer Research Center in Seattle. Dr. Thomas previously served, from 1974 to 1989, as Director of Medical Oncology and Director of Clinical Research Programs at the Fred Hutchinson Cancer Research Center and, from 1963 to 1985, he headed the Division of Oncology at the University of Washington School of Medicine in Seattle. Dr. Thomas received the Nobel Prize in Medicine and the Presidential Medal of Science in 1990. He received an M.D. degree from Harvard Medical School.

         The Company is not aware of any family relationships among any of the foregoing directors and its executive officers. The Restated Certificate of Incorporation and bylaws of the Company contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by the Delaware General Corporation Law.

BOARD AND COMMITTEE MEETINGS

         The Board met nine times during 1996. No incumbent director participated in fewer than 75% of the total number of meetings of the Board and all committees of the Board on which he served that were held during the period he served on the Board or such committees.

         The Compensation and Plan Committee met five times during 1996 in connection with the compensation and stock option grants awarded to the executive officers of the Company, including Dr. Henderson, Chairman of the Board and Chief Executive Officer, and Mr. Minick, President and Chief Operating Officer. The function of the Compensation and Plan Committee is to review and to recommend to the Board management compensation, principally with respect to Dr. Henderson and Mr. Minick, and to administer the Company's stock option plans. See "Report of Board of Directors on Executive Compensation" below.

         The Audit Committee met twice during 1996. The function of the Audit Committee is to recommend to the Board the firm of independent accountants to serve the Company, to review the scope, fees and results of the audit by the independent accountants and to review the internal control procedures of the Company.

         The Board does not have a nominating committee.

DIRECTOR COMPENSATION

         The Company pays each non-employee director a consulting fee for serving as a director of the Company. During the fiscal year ended December 31, 1996, the Company paid consulting fees of $10,000 to each of Messrs. Faris and Morgan in consideration of their services as directors of the Company and $22,000 to Dr. Thomas in consideration of his services as a director and a consultant to the Company.

         The Company also grants non-employee directors stock options under its 1990 Director Stock Option Plan (the "1990 Director Plan"). Under the 1990 Director Plan, each non-employee director of the Company is entitled to receive an automatic non-discretionary grant of non-qualified stock options ("NQO") to purchase 25,000 shares of Common Stock. Each eligible director receives, in each calendar year, an automatic non discretionary grant of NQOs to purchase an additional 5,000 shares of Common Stock on the third business day following the release to the public of the Company's annual financial results; provided, however, that a one-time grant of options to purchase 12,500 shares rather than 5,000 shares was made in 1992 for eligible incumbent non-employee directors and will be made to eligible newly elected non-employee directors on the date of the first annual grant date following his or her election to the Board. In addition, each non-employee director who was a director on January 1, 1992 received a special one-time grant, on March 8, 1996, of options to purchase 12,500 shares. On March 8, 1996, and on each annual grant date thereafter, each eligible director who is a member of a committee of the Board shall receive a grant of options to purchase 2,500 shares. The exercise price for shares subject to stock options granted under the 1990 Director Plan is equal to the fair market value on the grant date. Stock options granted before March 8, 1996 are exercisable immediately. Each initial grant of 25,000 options granted on or after March 8, 1996 shall become exercisable with respect to 1/16th of the number of shares covered by such option for each three month period that elapses after the date of grant, so that such option shall be fully exercisable on the fourth anniversary of the date of grant. Each annual grant granted on or after March 8, 1996 shall become exercisable with respect to 1/4 of the number of shares covered by such option for each three month period that elapses after the date of grant, so that such option shall be fully exercisable on the first anniversary of the date such option was granted. The right to exercise any option generally expires upon the earlier of ten years from the date of grant or one year after a non-employee director's termination as a non-employee director.

EXECUTIVE COMPENSATION

         The following table sets forth information regarding compensation for the fiscal years ended December 31, 1994, 1995 and 1996 received by the individual who served as the Company's Chief Executive Officer during 1996 and the four other most highly paid executive officers who served as executive officers on December 31, 1996 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                          ANNUAL COMPENSATION
                                       ---------------------------------------------------------
                                                                                   LONG TERM
                                                                              COMPENSATION AWARDS      ALL OTHER
 NAME AND PRINCIPAL POSITION AS OF                                            -------------------     COMPENSATION
         DECEMBER 31, 1996             YEAR     SALARY ($)     BONUS($)(1)        OPTIONS(#)             ($)(2)
-------------------------------------  ----    ------------   -------------      ------------         ------------
I. Craig Henderson, M.D.               1996       300,016        103,647            40,000                3,750
   Chairman of the Board and Chief     1995       142,812              0           355,000                3,543
   Executive Officer(3)                1994             0              0            12,500                    0

L. Scott Minick                        1996       245,840         84,797            30,000                3,750
   President and Chief Operating       1995       100,170              0           275,000                    0
   Officer                             1994             0              0                 0                    0

Joseph J. Vallner, Ph.D.               1996       183,164         65,921            15,000               15,736
   Senior Vice President for           1995       167,873         39,456             5,500               14,772
   Research and Development            1994       142,392         23,139            90,000               14,136

Bruce R. Cohen                         1996       172,775          9,101            10,000                3,750
   Vice President(4)                   1995        28,336              0            60,000                    0
                                       1994             0              0                 0                    0

Edward Schnipper, M.D.                 1996       172,500              0            85,000               35,428
   Senior Vice President and           1995             0              0                 0                    0
   Medical Director                    1994             0              0                 0                    0

---------------------------

(1) Bonus amounts are paid in the year following the year in which they are earned. Bonus amounts are included in the table in the year in which they are paid. Bonus amounts earned by Dr. Henderson, Mr. Minick, Dr. Vallner, Mr. Cohen and Dr. Schnipper in 1996 paid in 1997 are $137,257, $112,504, $57,195, $32,382 and $51,300, respectively. These amounts are not reflected in the above table.

(2) The compensation shown in this column reflects the Company's matching contributions for the employee to the Company's voluntary salary reduction plan qualified under Section 401(k) of the Internal Revenue Code. Such matching contributions consisted of Common Stock. The compensation for Dr. Vallner also includes $12,000 principal amount of indebtedness to the Company canceled in each of the years 1994, 1995 and 1996. See "Certain Transactions." The compensation shown for Dr. Schnipper in 1996 also includes $31,828 paid by the Company for moving expenses.

(3) Dr. Henderson accepted the position of Chairman of the Board and Chief Executive Officer of the Company in June 1995. This rate excludes amounts paid to him as a director. See "Director Compensation".

(4)  Mr. Cohen resigned from the Company in January 1997.

         The following table sets forth further information regarding the grants of stock options during the fiscal year ended December 31, 1996 to the Named Officers. Since inception, the Company has not granted any stock appreciation rights.

                                             OPTION GRANTS IN LAST FISCAL YEAR
                                                    INDIVIDUAL GRANT
                                     ----------------------------------------------------
                                                   PERCENTAGE                                  POTENTIAL REALIZABLE
                                                    OF TOTAL                                        VALUE AT
                                                    OPTIONS                                 ASSUMED RATE OF STOCK
                                                    GRANTED TO     EXERCISE                  PRICE APPRECIATION FOR
                                                   EMPLOYEES IN    OR BASE                       OPTION TERM(3)
                                     OPTIONS         FISCAL         PRICE     EXPIRATION    -----------------------
              NAME                   GRANTED(#)(1)  1996(%)(2)   ($/SHARE)      DATE           5%($)        10%($)
----------------------------------   --------------  ----------   ----------   ---------     --------      --------
I. Craig Henderson, M.D.              40,000          4.34          14.25       3/22/06       358,470       908,433
---------------------------------
L. Scott Minick                       30,000          3.25          14.25       3/22/06       268,852       681,325
---------------------------------
Joseph J. Vallner, Ph.D.              15,000          1.63          14.75       1/05/06       139,143       352,616
---------------------------------
Bruce R. Cohen                        10,000          1.08          21.75       6/13/06       136,785       346,639
---------------------------------
Edward Schnipper, M.D.                85,000          9.21          15.13       1/15/06       808,523     2,048,955
---------------------------------

---------------------------

(1) Options included in this table are exercisable immediately upon grant; however, the Company retains a right to repurchase shares subject to such options at the exercise price in the event the employee becomes no longer employed by the Company. Such right of repurchase lapses over a designated period of the recipient's service to the Company (generally, four years with respect to initial grants and three years with respect to subsequent grants). In the event of the sale of the Company or substantially all of the assets or stock thereof to another entity, or a merger in which the Company is not the surviving entity, the Company's right of repurchase with respect to all shares subject to then outstanding options shall expire at least 15 days prior to the effectiveness of such transaction.

(2) A total of 926,532 stock options were granted to employees during fiscal year ended December 31, 1996.

(3) Potential realizable value is based on the assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten-year option term. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.

         The following table sets forth information regarding options exercised by the Named Officers during fiscal year ended December 31, 1996 and the number and value of unexercised options held at fiscal year-end.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES
                              IN LAST FISCAL YEAR

                                                               NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                                                  OPTIONS HELD AT               IN-THE-MONEY OPTIONS
                                SHARES                          FISCAL YEAR END(#)            AT FISCAL YEAR END($)(1)
                             ACQUIRED ON      VALUE        ----------------------------     -------------------------------
           NAME              EXERCISE (#)  REALIZED ($)    EXERCISABLE  UNEXERCISABLE(2)    EXERCISABLE    UNEXERCISABLE(2)
---------------------------  -----------   ------------    -----------  ---------------     -----------    ----------------
I. Craig Henderson, M.D.         ___           ___           205,000       227,500          1,554,219         1,464,531

L. Scott Minick                  ___           ___           110,000       195,000            866,250         1,351,875

Joseph J. Vallner, Ph.D.        20,000       255,000          72,755        37,745            612,811           233,970

Bruce R. Cohen                   ___           ___            10,000        60,000             28,125           140,625

Edward Schnipper, M.D.           ___           ___             ___          85,000             ___               74,375


---------------------------

(1) Based on the difference between the exercise price and the per share closing price of the Common Stock on the Nasdaq National Market on December 31, 1996 ($16.00).

(2) Generally, options included in this table are exercisable immediately upon grant; however, the Company retains a right to repurchase shares subject to such options at the exercise price in the event the employee becomes no longer employed by the Company. Such right of repurchase lapses over a designated period of the recipient's service to the Company. The shares listed in the columns labeled "unexercisable" are shares subject to the Company's right of repurchase.


REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Board has a Compensation and Plan Committee (the "Committee") comprised of non-employee directors, the function of which is to review and recommend to the Board management compensation, principally with respect to Dr. Henderson and Mr. Minick, and to administer the Company's stock option plans. During fiscal 1996, management compensation issues generally were reviewed by the Committee, with the exception of corporate performance, which was reviewed by the Board as a whole. Dr. Henderson and Mr. Minick abstained with respect to the adoption of resolutions pertaining to the bonus awards to the management group based on corporate performance during 1996.

         The Company believes that its ability to achieve the objectives of realizing the commercial potential of its leading products, AMPHOCIL(TM) and DOXIL(R), in the United States and key foreign markets and becoming profitabLE is dependent in large part upon the ability to recruit and retain qualified executives with substantive experience in the development, regulatory approval, manufacture, marketing and sale of new pharmaceutical products. The Company is competing with an estimated 85 to 100 biotechnology/biopharmaceutical companies in the San Francisco Bay Area for experienced executives. Thus, there is a need to have competitive executive compensation plans and policies while simultaneously practicing fiscal prudence with the Company's resources.

         In 1988, the Board adopted a policy designed to control the base salaries of its executives while providing sufficient incentives to attract and retain qualified personnel. In accordance with this policy, the Company strives to set executive base salaries by considering relative contribution of the position to achievement of the Company's goals and objectives, "market value" as defined by salaries of executives within the Bay Area with comparable experience in similar positions, and job-related responsibilities with respect to size of budget, number of subordinates and scope of activities. In general, the Company strives to set base salaries of new executives at market, which is defined as the average base salary of incumbents in comparable positions, and uses its 1987 Employee Stock Option Plan and its Executive Bonus Plan to facilitate recruiting, to retain qualified executives by providing long-term incentives and to align management incentives with those of the stockholders. Typically, new executives are granted stock options as part of their initial employment package. Compensation benefits, such as bonuses, increases in base salary and additional awards of stock options for executive-level employees are based on corporate and individual performance.

         During 1993, the Internal Revenue Code of 1986 was amended to include a provision which denies a deduction to any publicly held corporation for compensation paid to any "covered employees" (which are defined as the most highly compensated officers, as of the end of the taxable year) to the extent that the compensation exceeds $1 million in any taxable year of the corporation beginning after 1993. It is the Company's policy to qualify compensation paid to its top executives for deductibility in order to maximize the Company's income tax deductions, to the extent that so qualifying the compensation is not inconsistent with the Company's fundamental compensation policies. Based upon the Internal Revenue Service's proposed regulations and compensation paid to the Company's "covered employees" for the 1996 tax year, the Company has concluded that all compensation paid by the Company in 1996 to such covered employees was deductible by the Company.

         Stock Options

         The Company has determined that stock options are an important incentive for attracting and retaining qualified personnel, including executive-level personnel. Accordingly, all new employees may receive an initial stock option grant upon employment by the Company. Each employee, including executive-level employees, may at the discretion of the Board, receive subsequent stock option grants based on performance and other factors. Generally, each option is immediately exercisable, but the shares issued upon option exercise are subject to a right of repurchase by the Company which generally expires over a period of four years with respect to initial grants and three years with respect to subsequent grants.

         Corporate Performance Criteria

         The Company presents to the Board a set of corporate goals for a succeeding period, generally ranging from 12 to 18 months, as part of the annual plan and budget process. These goals establish benchmarks for assessing overall corporate performance. Given the dynamic nature of the Company's business, progress toward the achievement of corporate goals is reviewed with the Board periodically together with a description of any change in circumstances that management believes may warrant an update to or revisions of these goals. The principal corporate goals for 1996 were related to the following: receipt of marketing clearance for DOXIL in the European Union ("EU") and development of an alliance for the marketing and distribution of DOXIL in the EU and other key markets outside of the United States; receipt of marketing clearance in the United States for AMPHOTEC and product launch prior to the end of 1996; initiation of clinical trials for SPI-077 in the United States; achievement of product sales revenues of $25,000,000; and expansion of the DOXIL and AMPHOTEC clinical trial program.

         Executive Bonus Plan

         Under the Executive Bonus Plan, each of the Chief Executive Officer, President, Vice Presidents and Corporate Secretary of the Company is eligible to receive a cash bonus ranging from 50% to 150% of the target amounts set forth below based on the Board's assessment of overall corporate performance. The target bonus amounts based upon corporate performance are as follows: Chief Executive Officer -- 50% of base salary; President -- 50% of base salary; Senior Vice Presidents, Vice Presidents and Corporate Secretary -- 15% of base salary. In January 1997, the Board awarded 90% of the bonus amounts set forth above to eligible executive officers based on the Board's assessment of corporate performance during fiscal 1996, which was paid in 1997. In addition to the bonus awards based upon corporate performance, each of the Senior Vice Presidents is eligible to receive a target bonus of up to 15% of base salary based on achievement of personal goals, and each of the Vice Presidents and the Corporate Secretary is eligible to receive a target bonus of up to 10% of base salary based on individual performance. In the case of extraordinary achievement, these individual bonuses may be higher than the target bonus. For 1996, each eligible executive received a bonus of ranging from 8% to 17.5% of base salary based on individual performance, which was paid in 1997.

         Periodic Salary Adjustments

         Generally, executive salaries are reviewed annually and salary adjustments may be awarded on the basis of increased responsibilities of individual executives over a period of time or the outstanding performance of individual executives as exhibited by consistently high standards in the execution of established duties, as described by the Chief Executive Officer to the Board. Company performance as a whole is a major consideration in the Board's decision to award any salary increases and, to a lesser extent, the Board also considers general economic conditions and trends.

         Chief Executive Officer Compensation

         Generally, the non-employee members of the Board meet with the Chief Executive Officer to discuss the performance of the other executive officers and of the Company as a whole. The Committee then meets to discuss the performance of the Chief Executive Officer, the Chief Operating Officer and the Company. In June 1995, the Company entered into an employment agreement with Dr. Henderson in which his base annual salary was set at $275,000. Any adjustments to his base salary are made at the discretion of the Committee. In March 1996, the Committee reviewed Dr. Henderson's performance, Company performance and the market salary for CEOs in comparable companies. Based upon this review, Dr. Henderson's base salary was increased by $30,000 effective March 1, 1996. Dr. Henderson received a bonus for 1996 of $137,257.00, or 45% of his base annual salary, in accordance with the Executive Bonus Plan described above, which was paid in March 1997.

         Summary

         The Board believes that it has established a program for compensation of the Company's executives which is fair and which aligns the financial incentives for executives with the interests of the Company's stockholders.

         Board of Directors
         _______   Robert G. Faris
         _______   I. Craig Henderson, M.D.
         _______   L. Scott Minick
         _______   Richard C.E. Morgan
         _______   E. Donnall Thomas, M.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1996, management compensation issues generally were reviewed and approved by the Compensation and Plan Committee, which was composed of Mr. Faris, Mr. Morgan and Dr. Thomas, all of whom are non-employee directors. The function of the Committee is to review and recommend to the Board management compensation and to administer the Company's stock option plans. During fiscal 1996, no executive officer of the Company served on the board of directors or compensation committee of another company that had an executive officer serve on the Company's Board of Directors or its Compensation and Plan Committee.

EMPLOYMENT AND SEVERANCE AGREEMENTS

         The Company is party to employment agreements with Ms. Davenport, a founder of the Company, Dr. Henderson and Mr. Minick. The agreement with Ms. Davenport provides for an automatically renewable one-year term of employment terminable by either party upon 90 days' notice prior to the end of each term. The agreements with Dr. Henderson and Mr. Minick each have a ten-year term and provide that if such officer is terminated either without cause or upon a change in control of the Company, he will receive compensation equal to 18 months of his then current base salary if the termination occurs prior to June 27, 1996 or 12 months of his then current base salary if the termination occurs thereafter. Dr. Henderson's current base salary is $305,000. Mr. Minick's current base salary is $250,000.

         Mr. Joseph Limber resigned as Executive Vice President of the Company effective April 30, 1996, but continued to work with the Company as a consultant from April 1, 1996 to August 15, 1996. The Company paid

Mr. Limber a consulting fee of $14,583.33 per month during the term of such arrangement and forgave a loan balance of $15,000 and related interest payments.

CERTAIN TRANSACTIONS

         On October 5, 1993, the Company agreed to make an unsecured loan of $60,000 to Joseph Vallner, Vice President for Research and Development, to facilitate his purchase of a new residence. The loan has a term of five years and accrues interest at the prime rate, as published by the Wall Street Journal, plus 1%. On each annual anniversary of the loan take-down date, 20% of the loan principal will be forgiven by the Company provided Mr. Vallner remains a full-time employee of the Company through the anniversary. On October 6, 1995, the Company agreed to make an unsecured loan of $120,000 to Dr. Gurwith, Vice President and Associate Medical Director, to facilitate his purchase of a new residence. The loan has a term of five years and accrues interest at 8.75%. On January 2 of each year of the loan take-down date, 20% of the loan principal will be forgiven by the Company provided that Dr. Gurwith remains a full-time employee of the Company through January 2, 2000. In the event of involuntary termination of Dr. Gurwith other than for cause, the loan shall be forgiven in its entirety.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the outstanding Common Stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to or maintained by the Company and written representations that no other reports were required, during the fiscal year ended December 31,1995, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent stockholders were complied with, except for three late Form 4 filings reporting a total of eight transactions on behalf of David DeLong, Vice President of Sales.

STOCK PRICE PERFORMANCE GRAPH

         The following line graph illustrates a five-year comparison of the cumulative total stockholder return on the Common Stock against the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Pharmaceutical Stock Index, assuming $100 invested in the Common Stock and the two indexes on December 31, 1991.

                       CUMULATIVE TOTAL STOCKHOLDER RETURN
                                PERFORMANCE GRAPH


                                          SEQUUS                                  NASDAQ
        Measurement Period           Pharmaceuticals,      NASDAQ Stock       Pharmaceuticals
      (Fiscal Year Covered)             Inc. (SEQU)         Market (US)            Stock
Dec-91                                             100                 100                 100
Dec-92                                              54                 116                  83
Dec-93                                              49                 134                  74
Dec-94                                              35                 131                  56
Dec-95                                              77                 185                 102
Dec-96                                              86                 227                 102

                                   PROPOSAL 2

                        APPROVAL OF EQUITY INCENTIVE PLAN

         The Board of Directors adopted on April 17, 1997, subject to stockholder approval, the SEQUUS Pharmaceuticals, Inc. Equity Incentive Plan (the "Incentive Plan"). The Incentive Plan provides for the discretionary award of options, restricted stock, stock purchase rights, performance shares, or any combination of these (collectively, the "awards") to eligible employees, including executive officers, directors and consultants. The Incentive Plan may be administered by the Board of Directors or the Board may delegate its authority to a committee (in either case, the "Committee").

         A total of 2,000,000 shares of Common Stock is reserved for issuance under the Incentive Plan. To the extent an award is paid in cash, the number of shares of Common Stock, based on the fair market value thereof on the payment date, that represents the value of the cash payment will not be available for later grant under the Incentive Plan. No award may be granted under the Incentive Plan after April 17, 2007, but outstanding awards may extend beyond that date.

         As of April 25, 1997, the Company has granted no awards under the Incentive Plan. Since the grant of awards is based upon a determination made by the Committee after consideration of various factors, the Company currently cannot determine the nature and amount of any awards that will be granted in the future to any eligible individual or groups of individuals.

DESCRIPTION OF THE EQUITY INCENTIVE PLAN

         The Incentive Plan is intended to strengthen the Company by providing selected eligible key employees of, directors of, and consultants to, the Company an opportunity to participate in the Company's future by offering them an opportunity to acquire stock in the Company so as to retain, attract and motivate them. The Committee may select key employees, including executive officers, directors, or consultants, to receive awards under the Incentive Plan and has broad discretion to determine the amount and type of awards and terms and conditions of the awards. However, the Committee may not grant awards covering more than 750,000 shares of Common Stock to any executive officer whose compensation is required to be disclosed under Item 402 of Regulation S-K (generally, the Chief Executive Officer and the four other most highly compensated executive officers). Individual grants will generally be based on a person's present and potential contribution to the Company. As of April 17, 1997, the Company had approximately 272 employees eligible to participate in the Incentive Plan. A total of 2,000,000 shares of Common Stock are reserved for issuance under the Incentive Plan.

         Awards may be granted in the form of options ("Option"), restricted stock ("Restricted Stock"), stock purchase rights ("Stock Purchase Rights") or performance shares ("Performance Shares"). Any award may be granted either alone or in addition to other awards granted under the Incentive Plan. The Committee may condition the grant of the award upon the attainment of specified Company, group or division performance goals or other criteria, which need not be the same for all participants. No award may be granted under the Incentive Plan on or after April 17, 2007, but outstanding awards may extend beyond that date.

         Options. Stock options granted under the Incentive Plan may be incentive stock options ("ISOs") as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NQOs"). The exercise price of ISOs may not be less than the fair market value of the shares subject to the Option on the date of grant. The exercise price of NQOs must be at least 85 percent of the fair market value of the shares subject to the Option on the date of grant. The term of any ISO granted under the plan may not exceed ten years and the term of any NQO may not exceed fifteen years. Certain other limitations are also applicable to ISOs in order to take advantage of the favorable tax treatment that may be available for ISOs.

         Restricted Stock. Restricted Stock awards consist of non-transferable shares of Common Stock of the Company. The Committee may provide for the lapse of the transfer restrictions over a period of not more than ten years, or may accelerate or waive such restrictions, in whole or in part, based on service, performance or other criteria determined by the Committee.

         Stock Purchase Rights. Stock Purchase Rights consist of a grant to purchase Common Stock at a purchase price of not less than 85 percent of the fair market value of the Common Stock on the grant date. Stock Purchase Rights are generally exercisable for a period of up to 30 days after the grant date.

         Performance Shares. Performance Shares are shares of Common Stock issuable upon the attainment of performance criteria. At the time of a grant the Committee will determine the number of shares of Common Stock to be awarded at the end of the performance period if and to the extent that the specified performance targets are met. The consideration payable by a participant with respect to a Performance Share award will be determined by the Committee but may not exceed 50 percent of the fair market value of the Common Stock on the date of grant. The Committee will determine the performance period, the performance objectives to be used in granting the awards and the extent to which awards have been earned. Performance periods may overlap, and participants may be awarded Performance Shares having different performance criteria. Performance Share awards may be payable in cash or stock, at the discretion of the Committee, and may bear interest or earn dividends.

         The consideration payable for, upon exercise of, or for tax payable in connection with, an award may be paid in cash, by promissory note of the participant, by surrender or withholding of a portion of the shares received upon exercise of an award which is equivalent to the exercise price, or by delivery of other property, including securities of the Company, as authorized by the Committee. The Company generally will not receive any consideration upon the grant of any awards, although the Incentive Plan provides that consideration may be payable with respect to the grant of Performance Shares. Awards generally may be exercised at any time within three months after a participant's employment by, or consulting relationship with, the Company terminates (but, only to the extent exercisable or payable at the time of termination). If termination is due to the participant's death, retirement or disability, the award may be exercised for two years thereafter. Shares issued under an award may be subject to a right of repurchase by the Company. No award shall be assignable or otherwise transferable by a participant other than by will or by the laws of descent and distribution.

         The Committee may adjust the performance goals and measurements applicable to awards. The Committee also may waive in whole or in part any or all restrictions, conditions, vesting or forfeiture with respect to any award granted under the Incentive Plan.

         The Board may amend, alter or discontinue the Incentive Plan or any award at any time, except that the consent of a participant is required if the participant's rights under an outstanding award would be impaired. In addition, the stockholders of the Company must approve any amendment, alteration or discontinuance of the Incentive Plan that would (i) increase the total number of shares reserved under the Incentive Plan, (ii) with respect to provisions solely as they relate to ISOs, to the extent required for the Incentive Plan to comply with Section 422 of the Code, (iii) to the extent required by other applicable laws, rules or regulations or (iv) to the extent the Board otherwise concludes that stockholder approval is advisable.

         The Incentive Plan constitutes an unfunded plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or arrangements to meet the obligations under the Incentive Plan to deliver stock or make payments.

         In the event of a "change in control" of the Company, as defined in the Incentive Plan, all outstanding options which are not exercisable shall accelerate and become immediately exercisable. In addition, with respect to other awards, the Board may, subject to certain limitations, accelerate the vesting provisions of awards or may cash out the awards. A "change in control" is defined to include the acquisition of 30 percent or more of the voting power of the Company's outstanding stock, a proxy solicitation for one or more directors without support of the then current Board, a dissolution or liquidation of the Company and certain asset sales, mergers or reorganizations or other changes in ownership of the Company's assets or stock.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         THE FOLLOWING SUMMARY OF FEDERAL TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE EITHER PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

         Incentive Stock Options. ISOs are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. ISOs may be granted only to employees of the Company (including directors who are also employees). An optionee does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the option exercise price (the "option spread") is includible in the optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax ("AMT"). The option spread is generally measured on the date of exercise and is includible in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture" (including, in the case of each person subject to the reporting requirements of Section 16 of the Exchange Act, any limitations on resale of shares imposed under Section 16(b) of the Exchange Act).

         If an optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares other than to the Company is taxable as long term capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "Disqualifying Disposition"), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements and may become subject to withholding. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is capital gain, and is "long term" gain if the shares have been held more than one year as of the date of sale. Optionees are required to notify the Company immediately prior to making a Disqualifying Disposition. If the stock sold in the Disqualifying Disposition had been acquired subject to a "substantial risk of forfeiture", the optionee's holding period for purposes of determining whether any capital gain or loss on sale is long-term will generally not begin until the restriction lapses or the optionee files an election under Section 83(b) of the Code (a "Section 83(b) Election"). If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.

         If an optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("statutory option stock"), the tender of shares is a Disqualifying Disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously-owned stock is used to exercise an ISO.

         The present position of the Internal Revenue Service ("IRS") appears to be that income and employment withholding taxes are not imposed upon the exercise of an ISO or the sale of ISO shares. The IRS is studying this position and may change it at any time, possibly with retroactive effect.

         Nonqualified Stock Options. An optionee is not taxable upon the award of a NQO. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture." If the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the optionee files a Section 83(b) Election with respect to the shares, the optionee will have ordinary income at the time of exercise measured by the option spread on the exercise date. The optionee's tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on that date. If the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, the optionee will not be taxable upon exercise, but instead will have ordinary income, on the date the restrictions lapse, in an amount equal to the difference between the amount paid for the shares under the option and their fair market value as of the date of lapse; in addition, the optionee's holding period will begin on the date of lapse.

         Whether or not the shares are subject to a substantial risk of forfeiture, the amount of ordinary income taxable to an optionee who was an employee at the time of grant constitutes "supplemental wages" subject to withholding of income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

         Upon sale, other than to the Company, of shares acquired under a NQO, an optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the Optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.

         If an optionee tenders Common Stock (other than statutory option stock
- see above) to pay all or part of the exercise price of a NQO, the optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the optionee had in the surrendered shares. The additional shares are treated as newly acquired with a zero basis.

         If the surrendered shares are statutory option stock as described above under "Incentive Stock Options", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a "disqualifying disposition" of the surrendered stock.

         Restricted Stock. Upon receipt of Restricted Stock, a recipient generally has taxable income in the amount of the excess of the then fair market value of the Common Stock over any consideration paid for the Common Stock (the "spread"). However, if the Common Stock is subject to a "substantial risk of forfeiture" (described under "Incentive Stock Options", above) and the recipient does not make a Section 83(b) Election, the recipient will have taxable income upon lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. The taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. Supplemental wages are subject to federal income tax and employment tax withholding. The consequences upon sale or disposition of Restricted Stock generally are the same as for Common Stock acquired under a NQO (see above).

         Performance Shares. Depending on the exact terms of an award of Performance Shares, the Award could be treated for tax purposes in the same manner as a Restricted Stock Award, i.e., as receipt of property, subject to restrictions.

         Stock Purchase Right. The tax treatment of Stock Purchase Rights is identical to that of NQOs, as described above.

STOCKHOLDER VOTE

         The affirmative vote of a majority of the votes that could be cast by stockholders who are present or represented at the Annual Meeting is required to adopt the Equity Incentive Plan. Properly executed, unrevoked proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the proxy.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSED EQUITY INCENTIVE PLAN.

                                   PROPOSAL 3

              APPROVAL OF AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors has approved, subject to stockholder approval, amendments to the Company's Employee Stock Purchase Plan (the "Purchase Plan") increasing the number of shares reserved for issuance thereunder. The stockholders are asked to approve the adoption of these amendments to the Purchase Plan.

DESCRIPTION OF THE PROPOSAL

         Currently, the Purchase Plan provides that a total of 250,000 shares may be issued thereunder. The proposed amendments to the Purchase Plan increase the number of shares available for issuance thereunder to a total of 778,000 shares, in order to ensure that there will be a sufficient reserve of shares to permit further purchases by existing and new employees of the Company.

         The following table shows the number of shares purchased by the Named Officers and the identified groups under the Purchase Plan in the year ended December 31, 1996 and the "Dollar Value" of those shares. The "Dollar Value" is the difference between the fair market value of the Common Stock on the dates of purchase and the participant's purchase price.

                                  PLAN BENEFITS

                                                                         Number of      Dollar
                                                                           Shares       Value  ($)
                                                                           ------       --------

    I. Craig Henderson,  M.D..........................................         0             0
        Chairman of the Board and Chief Executive Officer
    L. Scott Minick...................................................     2,764        21,031
        President and Chief Operating Officer
    Bruce R. Cohen(1).................................................     1,431         6,114
        Vice President
    Edward Schnipper..................................................       100           381
        Senior Vice President, and Medical Director
    Joseph J. Vallner,  Ph.D..........................................       375         2,483
        Senior Vice President for Research and Development
    All executive officers as a group.................................    11,118        93,176
  All directors who are not executive officers as a group.............         0             0
  All employees (other than executive officers) as a group............    78,129       632,771

------------------
(1)  Mr. Cohen resigned as Vice President in January 1997.


         As of December 31, 1996, approximately 18,059 shares of the Company's Common Stock were available for purchase under the Purchase Plan. If the proposed amendments to the Purchase Plan are approved by the stockholders, the number of shares available for purchase will be increased to approximately 546,059.

PLAN DESCRIPTION

         All employees, including officers and directors who are also employees, customarily employed 20 or more hours per week and five or more months each year by the Company, are eligible to participate in the Purchase Plan as of the first enrollment date following employment by the Company; provided, however, that any person who holds 5% or more of the Company's Common Stock is prohibited from participating in the Purchase Plan. Any eligible employee may enroll in the Purchase Plan as of the first trading day of January, April, July or October of each year (or other enrollment dates established by the administrator of the Purchase Plan). As of April 17, 1997, approximately 272 employees of the Company were eligible to participate in the Purchase Plan.

         The Purchase Plan is administered by the Board of Directors of the Company or a committee established by the Board. The Board may amend or terminate the Purchase Plan at any time. However, amendments which would increase the number of shares subject to the Purchase Plan, materially increase the benefits to the participants or materially modify the requirements for participation require stockholder approval.

         Participating employees may elect to make contributions to the Purchase Plan at a rate equal to any whole percentage, up to a maximum of 10% (or other percentage set by the Board of Directors) of monthly base earnings from the Company. On the last trading day of each quarter (or other purchase dates established by the Board of Directors), the Company will apply the funds then in the employee's account to the purchase of shares. The cost for each share purchased is 85% of the lower of the closing prices for Common Stock on the first trading day in the enrollment period in which the purchase is made and the purchase date. The length of the enrollment period is established from time to time by the Board of Directors but may not exceed 27 months. At any time before a scheduled purchase date a participant may elect to withdraw funds contributed to the Purchase Plan. No employee is permitted under the Purchase Plan to purchase Common Stock at a rate which exceeds $25,000 of fair market value of Common Stock (determined as of the first trading day in an enrollment period) in any year. Any shares purchased on or after July 1, 1997 may not be transferred or sold other than by will or the laws of descent and distribution for a period of six months following the purchase date of the shares.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE EITHER PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

         In general, participants will not have taxable income or loss under the Purchase Plan until they sell or otherwise dispose of shares acquired under the Purchase Plan (or die holding such shares). If the shares are held, as of the date of sale or disposition, for longer than both: (i) two years after the beginning of the enrollment period during which the shares were purchased; and
(ii) one year following purchase, a participant will have taxable ordinary income equal to 15% of the fair market value of the shares on the first day of the enrollment period (but not in excess of the gain on the sale). Any additional gain from the sale will be long-term capital gain. The Company is not entitled to an income tax deduction if the holding periods are satisfied.

         If the shares are disposed of before the expiration of both of the foregoing holding periods (a "disqualifying disposition"), a participant will have taxable ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the participant will have taxable capital gain (or loss) measured by the difference between the sale price and the participant's purchase price plus the amount of ordinary income recognized, which gain (or loss) will be long-term if the shares have been held as of the date of sale for more than one year. The Company is entitled to an income tax deduction equal to the amount of ordinary income recognized by a participant in a disqualifying disposition.

STOCKHOLDER VOTE

         The affirmative vote of a majority of the votes that could be cast by stockholders who are present or represented at the Annual Meeting is required to adopt the amendment to the Employee Stock Purchase Plan. Properly executed, unrevoked proxies will be voted FOR Proposal 3 unless a vote against Proposal 3 or abstention is specifically indicated in the proxy.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.

                              INDEPENDENT AUDITORS

         The Board has selected the accounting firm of Ernst & Young LLP as independent auditors to audit the financial statements of SEQUUS for the year ending December 31, 1997. Ernst & Young LLP has been engaged as the Company's auditors since 1983 and has audited the financial statements of the Company since inception. A representative of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                                OTHER INFORMATION

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 may be obtained, without charge, by writing to Secretary, SEQUUS Pharmaceuticals, Inc., 960 Hamilton Court, Menlo Park, California 94025.

                              STOCKHOLDER PROPOSALS

         The Company will include in proxy statements of the Board stockholder proposals complying with the applicable rules of the Securities and Exchange Commission and any applicable state laws. In order for a proposal by a stockholder to be included in the proxy statement of the Board relating to the annual meeting of stockholders to be held in the spring of 1998, that proposal must be received in writing by the Secretary of the Company at the Company's principal executive offices no later than January 2, 1998.

                                  OTHER MATTERS

         The Board knows of no other matters which will be presented to The Annual Meeting. If, however, any other matter is properly presented at the Annual Meeting, the proxy solicited by this Proxy Statement will be voted in accordance with the judgment of the person or persons holding such proxy.


                                        BY ORDER OF THE BOARD OF DIRECTORS,




                                        Sally A. Davenport,
                                        Secretary

         Menlo Park, California
         May 2, 1997



         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTPAID ENVELOPE.

                                                                      APPENDIX A

                          SEQUUS PHARMACEUTICALS, INC.
                              EQUITY INCENTIVE PLAN



SECTION 1.  PURPOSE; DEFINITIONS.

        (a) Purpose. The purpose of the Plan is to provide selected eligible employees and directors of, and consultants to, SEQUUS Pharmaceuticals, Inc., a Delaware corporation, its subsidiaries and affiliates an opportunity to participate in the Company's future by offering them an opportunity to acquire stock in the Company so as to retain, attract and motivate them.

        (b) Definitions. For purposes of the Plan, the following terms have the following meanings:

            (i) "Award" means any award under the Plan, including any Option, Restricted Stock, Stock Purchase Right or Performance Share Award.

            (ii) "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Plan participant setting forth the terms and conditions of the Award.

            (iii) "Board" means the Board of Directors of the Company.

            (iv) "Change in Control" has the meaning set forth in Section 9(a).

            (v) "Change in Control Price" has the meaning set forth in Section 9(c).

            (vi) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

            (vii) "Commission" means the Securities and Exchange Commission and any successor agency.

            (viii) "Committee" means the Committee referred to in Section 2, or the Board in its capacity as administrator of the Plan in accordance with
Section 2.

            (ix) "Company" means SEQUUS Pharmaceuticals, Inc., a Delaware corporation.

            (x) "Disability" means permanent and total disability as determined by the Committee for purposes of the Plan.

            (xi) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

            (xii) "Fair Market Value" means as of any given date (a) if the Stock is listed on any established stock exchange or a national market system, the closing sales price for the Stock or the closing bid if no sales were reported, as quoted on such system or exchange, as reported in the Wall Street Journal; or (b) in the absence of an established market for the Stock, the fair market value of the Stock as determined by the Committee in good faith.

            (xiii) "Incentive Stock Option" means any Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

            (xiv) "Nonqualified Stock Option" means any Option that is not an Incentive Stock Option.

            (xv) "Option" means an option granted under Section 5.

            (xvi) "Performance Period" means the period determined by the Committee under Section 8(a).

            (xvii) "Performance Share" means the equivalent, as of any time such assessment is made, of the Fair Market Value of one share of Stock.

            (xviii) "Performance Share Award" means an Award under Section 8.

            (xix) "Plan" means this SEQUUS Pharmaceuticals, Inc. Equity Incentive Plan, as amended from time to time.

            (xx) "Restricted Stock" means an Award of Stock subject to restrictions, as more fully described in Section 6.

            (xxi) "Restriction Period" means the period determined by the Committee under Section 6(b).

            (xxii) "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

            (xxiii) "Stock" means the no par value Common Stock of the Company, and any successor security.

            (xxiv) "Stock Purchase Right" means an Award granted under Section
7.

            (xxv) "Subsidiary" has the meaning set forth in Section 424 of the Code.

            (xxvi) "Tax Date" means the date defined in Section 10(f).

            (xxvii) "Termination" means, for purposes of the Plan, with respect to a participant, that the participant has ceased to be, for any reason, employed by, consulting to, or a director of, the Company, a subsidiary or an affiliate; provided, that for purposes of this definition, if so determined by the President of the Company, in his sole discretion, Termination shall not include a change in status from an employee of, to a consultant to or director of, the Company or any subsidiary or affiliate, or vice versa.

SECTION 2.  ADMINISTRATION.

        (a) Committee. The Plan shall be administered by the Board or, upon delegation by the Board, by a committee of the Board appointed by the Board that will satisfy Rule 16b-3 and Section 162(m) of the Code, as in effect with respect to the Company from time to time. In connection with the administration of the Plan, the Committee shall have the powers possessed by the Board. The Committee may act only by a majority of its members, except that the Committee may from time to time select another committee or one or more other persons to be responsible for any matters so long as such selection comports with the requirements of Section 162(m) of the Code and Rule 16b-3. The Board at any time may abolish the Committee and revest in the Board the administration of the Plan.

        (b) Authority. The Committee shall grant Awards to eligible employees and consultants. In particular and without limitation, the Committee, subject to the terms of the Plan, shall:

            (i) select the directors, officers, other key employees and consultants to whom Awards may be granted;

            (ii) determine whether and to what extent Awards are to be granted under the Plan;

            (iii) determine the number of shares to be covered by each Award granted under the Plan;

            (iv) determine the terms and conditions of any Award granted under the Plan and any related loans to be made by the Company, based upon factors determined by the Committee; and

            (v) determine to what extent and under what circumstances any Award payments may be deferred by a participant.

        (c) Committee Determinations Binding. The Committee may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it from time to time shall deem advisable, may interpret the terms and provisions of the Plan, any Award and any Award Agreement and may otherwise supervise the administration of the Plan. Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time. All decisions made by the Committee under the Plan shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

        (a) Number of Shares. The total number of shares of Stock reserved and available for issuance pursuant to Awards under this Plan shall be 2,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan regardless of source shall be counted against the 2,000,000 share limitation. If any Option terminates or expires without being exercised in full or if any shares of Stock subject to an Award are forfeited, or if an Award otherwise terminates without a payment being made to the participant in the form of Stock, the shares issuable under such Option or Award shall again be available for issuance in connection with Awards. To the extent an Award is paid in cash, the number of shares of Stock representing, at Fair Market Value on the date of the payment, the value of the cash payment shall not be available for later grant under the Plan. Any Award under this Plan shall be governed by the terms of the Plan and any applicable Award Agreement.

        (b) Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, and in the number of shares subject to other outstanding Awards, as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

SECTION 4.  ELIGIBILITY.

        Awards may be granted to directors, officers and other key employees of, and consultants to, the Company, its subsidiaries and affiliates.

SECTION 5.  STOCK OPTIONS.

        (a) Types. Any Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant to any participant Incentive Stock Options, Nonqualified Stock Options or both types of Options. Incentive Stock Options may be granted only to employees of the Company, its parent (within the meaning of Section 424(e) of the Code) or Subsidiaries. Any portion of an Option that is not designated as, or does not qualify as, an Incentive Stock Option shall constitute a Nonqualified Stock Option.

        (b) Terms and Conditions. Options granted under the Plan shall be subject to the following terms and conditions:

            (i) Option Term. The term of each Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the Option is granted, and no Nonqualified Stock Option shall be exercisable more than fifteen (15) years after the date the Option is granted. If, at the time the Company grants an Incentive Stock Option, the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary of the Company, the Incentive Stock Option shall not be exercisable more than five (5) years after the date of grant.

            (ii) Grant Date. The Company may grant Options under the Plan at any time and from time to time before the Plan terminates. The Committee shall specify the date of grant or, if it fails to, the date of grant shall be the date of action taken by the Committee to grant the Option. However, if an Option is approved in anticipation of employment, the date of grant shall be the date the intended optionee is first treated as an employee for payroll purposes.

            (iii) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be equal to at least 85% of the Fair Market Value on the date of grant, and in the case of Incentive Stock Options shall be equal to at least the Fair Market Value on the date of grant; provided, however, that if, at the time the Company grants an Incentive Stock Option, the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary of the Company, then the exercise price shall be not less than 110% of the Fair Market Value on the date the Incentive Stock Option is granted.

            (iv) Exercisability. Subject to the other provisions of the Plan, an Option shall be exercisable in its entirety at grant or at such times and in such amounts as are specified in the Award Agreement evidencing the Option. The Committee, in its absolute discretion, at any time may waive any limitations respecting the time at which an Option first becomes exercisable in whole or in part.

            (v) Method of Exercise; Payment. To the extent the right to purchase shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the optionee to the Company stating the number of shares being purchased, accompanied by payment of the exercise price for the shares.

            (vi) No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

SECTION 6.  RESTRICTED STOCK.

        (a) Price. The Committee may grant to a participant Restricted Stock. The grantee shall pay no consideration therefor.

        (b) Restrictions. Subject to the provisions of the Plan and the Award Agreement, during the Restriction Period set by the Committee, commencing with, and not exceeding ten (10) years from, the date of such Award, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.

        (c) Dividends. Unless otherwise determined by the Committee, with respect to dividends on shares of Restricted Stock, dividends payable in cash shall be automatically reinvested in additional Restricted Stock, and dividends payable in Stock shall be paid in the form of Restricted Stock.

        (d) Termination. Except to the extent otherwise provided in the Award Agreement and pursuant to Section 6(b), in the event of a Termination during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

SECTION 7.  STOCK PURCHASE RIGHTS.

        (a) Price. The Committee may grant Stock Purchase Rights which shall enable the recipients to purchase Stock at a price equal to not less than 85% of its Fair Market Value on the date of grant.

        (b) Exercisability. Stock Purchase Rights shall be exercisable for a period determined by the Committee not exceeding 30 days from the date of the grant.

SECTION 8.  PERFORMANCE SHARES.

        (a) Awards. The Committee shall determine the nature, length and starting date of the Performance Period for each Performance Share Award, which period shall be at least one (1) year (subject to Section 9) and not more than six (6) years. The consideration payable by a participant with respect to a Performance Share Award shall be an amount determined by the Committee in the exercise of the Committee's discretion at the time of the Award; provided, that the amount of consideration may be zero and may in no event exceed 50% of the Fair Market Value at the time of grant. The Committee shall determine the performance objectives to be used in awarding Performance Shares and the extent to which such Performance Shares have been earned. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Share Awards that are subject to different Performance Periods and different performance factors and criteria. At the beginning of each Performance Period, the Committee shall determine for each Performance Share Award subject to such Performance Period the number of shares of Stock (which may consist of Restricted Stock) to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Performance Share Award are met. Such number of shares of Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee. The Committee may provide that (i) amounts equivalent to interest at such rates as the Committee may determine, or (ii) amounts equivalent to dividends paid by the Company upon outstanding Stock shall be payable with respect to Performance Share Awards.

        (b) Termination. Except as otherwise provided in the Award Agreement or determined by the Committee, in the event of a Termination during a Performance Period, the participant shall not be entitled to any payment with respect to the Performance Shares subject to the Performance Period.

        (c) Form of Payment. Payment shall be made in the form of cash or whole shares of Stock, as the Committee, in its discretion, shall determine.

SECTION 9.  CHANGE IN CONTROL.

        (a) Definition of "Change in Control". For purposes of Section 9(b), a "Change in Control" means the occurrence of any one of the following:

            (i) Any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, an affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

            (ii) the solicitation of proxies (within the meaning of Rule 14a-1(k) under the Exchange Act and any successor rule) with respect to the election of any director of the Company where such solicitation is for any candidate who is not a candidate proposed by a majority of the Board in office prior to the time of such election; or

            (iii) the dissolution or liquidation (partial or total) of the Company or a sale of assets involving 30% or more of the assets of the Company, any merger or reorganization of the Company whether or not another entity is the survivor, a transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 70% of the shares of the Company outstanding after the transaction, or any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

        (b) Impact of Event. In the event of a "Change in Control" as defined in
Section 9(a), subject to Section 5(b)(iv), any Options outstanding as the dates such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested and any rights of repurchase with respect to the shares purchasable thereunder shall lapse. In addition, if and to the extent so specifically determined by the Board in its discretion, which determination may be amended or reversed only by the affirmative vote of a majority of the persons who were directors at the time such determination was made, the following acceleration provisions may apply:

            (i) The restrictions and limitations applicable to any Restricted Stock and Stock Purchase Rights shall lapse, and such Restricted Stock shall become fully vested.

            (ii) The value (net of any exercise price) of all outstanding Restricted Stock and Stock Purchase Rights, unless otherwise determined by the Committee at or after grant and subject to Rule 16b-3, shall be cashed out on the basis of the "Change in Control Price", as defined in Section 9(c), as of the date such Change in Control is determined to have occurred or such other date as the Board may determine prior to the Change in Control.

            (iii) Any outstanding Performance Share Awards shall be vested and paid in full as if all performance criteria had been met.

        (c) Change in Control Price. For purposes of this Section 9, "Change in Control Price" means the highest price per share paid in any transaction reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding 60-day period as determined by the Board, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Board decides to cash out such Options.

SECTION 10.  GENERAL PROVISIONS.

        (a) Award Grants. Any Award may be granted either alone or in addition to other Awards granted under the Plan. Subject to the terms and restrictions set forth elsewhere in the Plan, the Committee shall determine the consideration, if any, payable by the participant for any Award and, in addition to those set forth in the Plan, any other terms and conditions of the Awards. The Committee may condition the grant or payment of any Award upon the attainment of specified performance goals or such other factors or criteria, including vesting based on continued employment or consulting, as the Committee shall determine.

Performance objectives may vary from participant to participant and among groups of participants and shall be based upon such Company, subsidiary, group or division factors or criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. The other provisions of Awards also need not be the same with respect to each recipient. Unless specified otherwise in the Plan or by the Committee, the date of grant of an Award shall be the date of action by the Committee to grant the Award. The Committee may also substitute new Options for previously granted Options, including previously granted Options having higher exercise prices.

        (b) Award Agreement. As soon as practicable after the date of an Award grant, the Company and the participant shall enter into a written Award Agreement identifying the date of grant, and specifying the terms and conditions of the Award. Options are not exercisable until after execution of the Award agreement by the Company and the Plan participant, but a delay in execution of the agreement shall not affect the validity of the Option grant.

        (c) Certificates. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any market in which the Stock is then traded and any applicable federal, state or foreign securities law.

        (d) Termination. Unless otherwise provided in the applicable Award Agreement or by the Committee, in the event of Termination for any reason other than death, retirement or Disability, Awards held at the date of Termination (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part at any time within three (3) months after the date of Termination, or such lesser period specified in the Award Agreement (but in no event after the expiration date of the Award), but not thereafter. If Termination is due to retirement or to death or Disability, Awards held at the date of Termination (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part by the participant in the case of retirement or Disability, by the participant's guardian or legal representative or by the person to whom the Award is transferred by will or the laws of descent and distribution, at any time within two (2) years from the date of Termination or any lesser period specified in the Award Agreement (but in no event after the expiration of the Award).

        (e) Delivery of Purchase Price. If and only to the extent authorized by the Committee, participants may make all or any portion of any payment due to the Company

               (i)   with respect to the consideration payable for an Award,

               (ii)  upon exercise of an Award, or

            (iii) with respect to federal, state, local or foreign tax payable in connection with an Award, by delivery of (x) cash, (y) check, or (z) any property other than cash (including a promissory note of the participant or shares of Stock or securities) so long as, if applicable, such property constitutes valid consideration for the Stock under, and otherwise complies with, applicable law. No promissory note under the Plan shall have a term (including extensions) of more than five years or shall be of a principal amount exceeding 90% of the purchase price paid by the borrower. In addition, with respect payment due to the Company upon to the exercise of an Award, a participant may, at the participant's election, surrender or direct the Company to withhold such number of shares issuable upon exercise of the Award with a Fair Market Value equal to some or all of the exercise price of the shares being acquired, together with such documentation as the Committee may require.

        (f) Tax Withholding. Any shares or other securities so withheld or tendered will be valued by the Committee as of the date they are withheld or tendered; provided, however, that Stock shall be valued at Fair Market Value on such date. The value of the shares withheld or tendered may not exceed the required federal, state, local and foreign withholding tax obligations as computed by the Company. Unless the Committee permits otherwise, the participant shall pay to the Company in cash, promptly when the amount of such obligations becomes determinable (the "Tax Date"), all applicable federal, state, local and foreign withholding taxes that the Committee in its discretion determines to result, (i) from the lapse of restrictions imposed upon an Award, (ii) upon exercise of an Award, or (iii) from a transfer or other disposition of shares acquired upon exercise or payment of an Award, or otherwise related to the Award or the shares acquired in connection with an Award.

               A participant who has received an Award or payment under an Award may, to the extent, if any, authorized by the Committee in its discretion, make an election to (x) deliver to the Company a promissory note of the participant on the terms set forth in Section 10(e), or (y) tender any such securities to the Company to pay the amount of tax that the Committee in its discretion determines to be required to be withheld by the Company; provided, however, that such election shall be subject to the disapproval of the Committee.

        (g) No Transferability. No Award shall be assignable or otherwise transferable by the participant other than by will or by the laws of descent and distribution. During the life of a participant, an Award shall be exercisable, and any elections with respect to an Award may be made, only by the participant or participant's guardian or legal representative.

        (h) Adjustment of Awards; Waivers. Subject to Section 5(b)(vi), the Committee may adjust the performance goals and measurements applicable to Awards
(i) to take into account changes in law and accounting and tax rules, (ii) to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships, and (iii) to make such adjustments as the Committee deems necessary or appropriate to reflect any material changes in business conditions. In the event of hardship or other special circumstances of a participant and otherwise in its discretion, the Committee may waive in whole or in part any or all restrictions, conditions, vesting, or forfeiture with respect to any Award granted to such participant.

        (i) Non-Competition. The Committee may condition its discretionary waiver of a forfeiture, the acceleration of vesting at the time of Termination of a participant holding any unexercised or unearned Award, the waiver of restrictions on any Award, or the extension of the expiration period to a period not longer than that provided by the Plan upon such participant's agreement (and compliance with such agreement) to (i) not engage in any business or activity competitive with any business or activity conducted by the Company and (ii) be available for consultations at the request of the Company's management, all on such terms and conditions (including conditions in addition to (i) and (ii)) as the Committee may determine.

        (j) Dividends. The reinvestment of dividends in additional Stock or Restricted Stock at the time of any dividend payment pursuant to Section 6(c) shall only be permissible if sufficient shares of Stock are available under
Section 3 for such reinvestment (taking into account then outstanding Awards).

        (k) Regulatory Compliance. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock upon any securities exchange or for trading in any securities market or under any state or federal law, (ii) the consent or approval of any government or regulatory body or (iii) an agreement by the participant with respect thereto, is necessary or desirable, then such Award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

        (l) Rights as Stockholder. Unless the Plan or the Committee expressly specifies otherwise, an optionee shall have no rights as a stockholder with respect to any shares covered by an Award until the stock certificates representing the shares are actually delivered to the optionee. Subject to Sections 3(b) and 6(c), no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

        (m) Beneficiary Designation. The Committee, in its discretion, may establish procedures for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

        (n) Additional Plans. Nothing contained in the Plan shall prevent the Company, a subsidiary or an affiliate from adopting other or additional compensation arrangements for its employees and consultants.

        (o) No Employment Rights. The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a subsidiary or an affiliate to terminate the employment of any employee at any time.

        (p) Rule 16b-3. Notwithstanding any provision of the Plan, the Plan shall always be administered, and Awards shall always be granted and exercised, in such a manner as to conform to the provisions of Rule 16b-3.

        (q) Governing Law. The Plan and all Awards shall be governed by and construed in accordance with the laws of the State of California.

        (r) Use of Proceeds. All cash proceeds to the Company under the Plan shall constitute general funds of the Company.

        (s) Unfunded Status of Plan. The Plan shall constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

        (t) Assumption by Successor. The obligations of the Company under the Plan and under any outstanding Award may be assumed by any successor corporation, which for purposes of the Plan shall be included within the meaning of "Company".

        (u) Limitation on Award Grants to Certain Executive Officers. The Company may not grant Awards under the Plan for more than 750,000 shares to any executive officer whose compensation is required to be disclosed under Item 402 of Regulation S-K.

SECTION 11.  AMENDMENTS AND TERMINATION.

        The Board may amend, alter or discontinue the Plan or any Award, but no amendment, alteration or discontinuance shall be made which would impair the rights of a participant under an outstanding Award without the participant's consent. No amendment, alteration or discontinuance shall require stockholder approval except (a) an increase in the total number of shares reserved for issuance pursuant to Awards under the Plan, (b) with respect to provisions solely as they relate to Incentive Stock Options, to the extent required for the Plan to comply with Section 422 of the Code, (c) to the extent required by other applicable laws, rules or regulations or (d) to the extent that the Board otherwise concludes that stockholder approval is advisable.

SECTION 12.  EFFECTIVE DATE OF PLAN.

        The Plan shall be effective on the date it is adopted by the Board but all Awards shall be conditioned upon approval of the Plan (a) at a duly held stockholders' meeting by the affirmative vote of the holders of a majority of the voting power of the shares of the Company entitled to vote and represented in person or by proxy at the meeting, or (b) by an action by written consent of the holders of a majority of the voting power of the shares of the Company entitled to vote.

SECTION 13.  TERM OF PLAN.

        No Award shall be granted on or after April 17, 2007, but Awards granted prior to April 17, 2007 may extend beyond that date.

                                                                      APPENDIX B

                          SEQUUS PHARMACEUTICALS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN


         1.       Purpose

                  The Employee Stock Purchase Plan (the "Plan") is designed to encourage and assist employees of SEQUUS Pharmaceuticals, Inc., its parent and participating subsidiaries, if any (collectively, the "Company") to acquire an equity interest in the Company through the purchase of shares of Common Stock.

         2.       Administration

                  The Plan shall be administered by the Board of Directors (or a committee of two or more "disinterested" directors, which in either case is referred to as the "Board") in accordance with Rule 16b-3 of the Securities and Exchange Commission, as in effect from time to time. Any committee or persons as the Board may from time to time select (the "Administrator") shall be responsible for any matters for which a "disinterested administrator" is not required by Rule 16b-3. Subject to the express provisions of the Plan, to the overall supervision of the Board, and to the limitations of Section 423 or any successor provision of the Internal Revenue Code of 1986, as amended (the "Code"), the Administrator may administer and interpret the Plan in any manner it believes to be desirable, and any such interpretation shall be conclusive and binding on the Company and all participants.

         3.       Number of Shares

                  The Company has reserved for sale under the Plan 778,000 shares of Common Stock. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all shares sold under the Plan regardless of source shall be counted against the 778,000-share limitation.

                  In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights, or other similar change in the capital structure of the Company, the Administrator may make such adjustment, if any, as it deems appropriate in the number, kind, and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

         4.       Eligibility Requirements

                  Each employee, except those described in the next paragraph, shall become eligible to participate in the Plan in accordance with Section 5 on the first Enrollment Date following employment by the Company. Participation in the Plan is entirely voluntary.

                  The following employees are not eligible to participate in the
Plan:

                  (i) employees who would, immediately upon enrollment in the Plan, own directly or indirectly (including options or rights to acquire), an aggregate of more than five percent of the total combined voting power or value of all outstanding shares of all classes of the Company or any subsidiary; and

                  (ii) employees who are customarily employed by the Company less than 20 hours per week or less than five months in any calendar year.

"Employee" shall mean any individual who performs services for SEQUUS Pharmaceuticals, Inc. or any participating subsidiary pursuant to an employment relationship described in Treasury Regulations Section 31.3401(c)-l or any successor provision. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with SEQUUS Pharmaceuticals, Inc. if, as of the applicable Enrollment Date, each of the corporations other than the last corporation in the chain owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain. A "participating subsidiary" shall mean a subsidiary which has been designated by the Administrator as covered by the Plan.

         5.       Enrollment

                  Any eligible employee may enroll or re-enroll in the Plan as of the first trading day of any January, April, July, and October, or such other specific trading days established by the Administrator from time to time ("Enrollment Dates"). In order to enroll an eligible employee must complete, sign, and submit to the Company an enrollment form. Any enrollment form received by the Company before the 15th day of the month preceding an Enrollment Date, or such other date established by the Administrator from time to time ("Cut-Off Date"), will be effective on that Enrollment Date. As a condition to participation, each enrollee agrees to inform the Company promptly of the sale or other disposition of shares acquired under the Plan within either of the periods specified in Section 423(a)(1) of the Code (currently, two years from the date of grant of the option pursuant to which such shares were acquired and one year after the Purchase Date for such shares).

         6.       Grant of Options on Enrollment

                  Enrollment by a participant in the Plan on an Enrollment Date will constitute the grant by the Company to the participant of options to purchase shares of Common Stock from the Company under the Plan. The number of options granted will equal the number of percentage points of salary that the participant elects to have withheld. An increase (but not a decrease) in the level of payroll withholding also constitutes the grant of new options for the incremental change in the percentage withheld but does not cancel outstanding options. Any participant whose options expire and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted new options (equal in number to the number of expiring options) on the Enrollment Date immediately following the Purchase Date on which his then-current options expire. Any date on which a participant is granted options under the Plan is referred to as a "Grant Date."

                  Each option granted under the Plan shall have the following terms:

                  (i) whether or not all shares have been purchased thereunder, the option will expire on the earlier to occur of (A) the completion of the purchase of shares on the last Purchase Date occurring within 27 months of the Grant Date for such option, or such shorter option period as may be established by the Board from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (B) the date on which participation of such participant in the Plan terminates for any reason;

                  (ii) payment for shares purchased under the option will be made only through payroll withholding in accordance with Section 7;

                  (iii) purchase of shares upon exercise of the option will be accomplished only in installments in accordance with Section 8;

                  (iv) the price per share under the option will be determined as provided in Section 8;

                  (v) unless otherwise established by the Board from time to time prior to an Enrollment Date, the number of shares available for purchase under each option will be the quotient of (a) 75,000, divided by (b) the then fair market value of the Common Stock subject to option for all options to be granted on such Enrollment Date; provided, however, that in no event shall an option give the participant the right to purchase shares at a rate which accrues in excess of $75,000 of fair market value of such shares (determined at the Grant Date of such option) in any calendar year during which the option is outstanding;

                  (vi) notwithstanding clause (v), the option (taken together with all other options then outstanding under this Plan and under all other similar stock purchase plans of SEQUUS Pharmaceuticals, Inc. or any parent or subsidiary) will in no event give the participant the right to purchase shares at a rate which accrues in excess of $25,000 of fair market value of such shares (determined in accordance with Section 423(b)(8) of the Code at the applicable grant dates) in any calendar year during which such participant is enrolled in the Plan at any time; and

                  (vii) the option will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Administrator from time to time.

         7.       Payroll Withholding

                  Each participant may elect to make contributions at a rate equal to any whole percentage up to a maximum of 10%, or such other maximum percentage as the Board may establish from time to time before an Enrollment Date for all options to be granted on such Enrollment Date, of his or her monthly earnings from the Company. The rate of contribution shall be designated by the participant in the enrollment form. A participant may change the contribution rate effective as of any Enrollment Date by delivery to the Company not later than the related Cut-Off Date of a new enrollment form indicating the revised rate. An increase (but not a decrease) in the contribution rate constitutes the grant of new options. If the rate is decreased and there is more than one option outstanding, the participant may specify the option to which such decrease should apply.

                  Contributions shall be credited to a participant's account as soon as administratively feasible after payroll withholding. The Company shall be entitled to use of the contributions immediately after payroll withholding and shall have no obligation to pay interest on the contributions to any participant.

         8.       Purchase of Shares

                  On the last trading day of each March, June, September, and December, or on such other specific trading days as may be established by the Board from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date ("Purchase Dates"), the Company shall apply the funds then credited to each participant's account to the purchase of whole and fractional shares of Common Stock. The cost to the participant for the shares purchased under any option shall be 85% of the lower of:

                  (i) the closing price of Common Stock on the NASDAQ National Market System on the Grant Date for such option;

                  (ii) the closing price of Common Stock on the NASDAQ National Market System on that Purchase Date; or

                  (iii) if no closing price is reported on either of such dates, the closing price of the Common Stock on the NASDAQ National Market System on the date next preceding such Grant Date or such Purchase Date, as the case may be, on which a closing price is reported.

Certificates evidencing shares purchased on any Purchase Date shall be delivered as soon as administratively feasible, but participants shall be treated as the owners of their shares effective as of the Purchase Date. Any cash equal to less than the price of the smallest fractional share of Common Stock which may be purchased under the Plan left in a participant's payroll deduction account on a Purchase Date shall be carried forward in such participant's account for application on the next Purchase Date.

         9.       Transfer of Shares

                  A participant purchasing shares pursuant to the Plan on any Purchase Date on or after July 1, 1997 may not transfer, assign or otherwise sell or dispose of any of such shares for a period of six months commencing on the Purchase Date for such shares, other than by will or by the laws of descent and distribution.

         10.      Withdrawal From the Plan

                  A participant may withdraw from the Plan in full (but not in part) at any time. All funds credited to a participant's payroll deduction account shall be distributed to the participant without interest as soon as administratively feasible after the Company receives the withdrawal notice. An employee who has withdrawn may not return funds to the Company and require the Company to apply those funds to the purchase of shares. Any eligible employee who has withdrawn from the Plan may, however, enroll in the Plan again on any subsequent Enrollment Date in accordance with Section 5.

         11.      Termination of Employment

                  Participation in the Plan terminates immediately when a participant ceases to be employed by the Company for any reason whatsoever (including death or disability) or otherwise becomes ineligible to participate in the Plan. As soon as administratively feasible after termination, the Company shall pay to the participant or his or her beneficiary or legal representative all amounts credited to the participant's payroll deduction account.

         12.      Leave of Absence

                  Unless a participant has voluntarily withdrawn from the Plan, shares will be purchased for his or her account on the Purchase Date next following commencement of a leave of absence of such participant. Participation in the Plan will terminate immediately after the purchase of shares on such Purchase Date, however, unless:

                  (i) the leave of absence is of less than 90 days' duration and is due to illness, injury, or other cause approved by the Administrator; or

                  (ii) the participant's right to reemployment after such leave is guaranteed by contract or statute.

         13.      Designation of Beneficiary

                  Each participant may designate one or more beneficiaries in the event of death and may, in his or her sole discretion, change such designation at any time. Any such designation shall be effective upon receipt by the Company and shall control over any disposition by will or otherwise.

                  As soon as administratively feasible after the death of a participant, amounts credited to the participant's payroll deduction account shall be paid in cash to the designated beneficiaries or, in the absence of a designation, to the executor, administrator, or other legal representative of his or her estate. Such payment shall relieve the Company of further liability with respect to the Plan on account of the deceased participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the participant has given express contrary instructions.

         14.      Assignment

                  No participant may assign his or her rights under the Plan by operation of law or otherwise. No participant may create a lien on any funds, securities, rights, or other property held by the Company for the account of the participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if beneficiaries have not been designated.

                  A participant's right to purchase shares under the Plan shall be exercisable only during the participant's lifetime and only by him or her, except that a participant may direct the Company in the enrollment form to issue share certificates to the participant jointly with one or more other persons with right of survivorship, in spousal community property, or to certain forms of trusts approved by the Administrator.

         15.      Administrative Assistance

                  If the Administrator in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of shares, delivery of reports, or other administrative aspects of the Plan. If the Administrator so elects, each participant shall be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a participant under the Plan shall be held in the account in the participant's name, or if the participant so indicates in the enrollment form, in the participant's name together with the name of one or more other persons, in joint tenancy with right of survivorship, in spousal community property, or in certain forms of trusts approved by the Administrator.

         16.      Costs

                  The Company shall pay all costs and expenses incurred in administering the Plan excepting stamp duties or transfer taxes applicable to participation in the Plan, which it may charge to the participant's account. The Company shall pay brokerage fees for the purchase of shares by a participant, but brokerage fees for the resale of shares by a participant shall be borne by the participant.

         17.      Reports

                  The Company shall provide or cause to be provided to each participant a report of his or her contributions and the shares purchased by the participant on each Purchase Date.

         18.      Equal Rights and Privileges

                  All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the Treasury Regulations thereunder. Any provision of the Plan which is inconsistent with
Section 423 of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423 of the Code. This Section 18 shall take precedence over all other provisions in the Plan.

         19.      Applicable Law

                  The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

         20.      No Right of Employment

                  Neither the grant nor the exercise of any right to purchase shares under this Plan nor anything in this Plan shall impose upon the Company or any subsidiary any obligation to employ or continue to employ any participant. The right of the Company and any subsidiary to terminate any employee shall not be diminished or affected because any right to purchase shares has been granted to such employee.

         21.      Requirements of Law

                  (a) The Company shall not be required to sell, issue or deliver any shares of Common Stock under this Plan if such sale, issuance or delivery might constitute a violation by the Company or the participant of any provision of law. Unless a registration statement under the Securities Act of 1933 (the "Act") is in effect with respect to the shares of Common Stock proposed to be delivered under the Plan, the Company shall not be required to issue such shares if, in the opinion of the Company or its counsel, such issuance would violate the Act. Regardless of whether such shares of Common Stock have been registered under the Act or registered or qualified under the securities laws of any state, the Company may impose restrictions upon the hypothecation or further sale or transfer of such shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company or its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law, including the Internal Revenue Code. As a condition precedent to the issuance of any shares of Common Stock under the plan, the Company may require evidence satisfactory to it or its counsel to the effect that the purchase of such shares is acquiring the shares for investment and not with a view to their distribution. Any determination by the Company or its counsel in connection with any of the foregoing shall be final and binding on all parties.

                  (b) If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing shares of Common Stock issued under the plan is no longer required or desirable in order to comply with applicable securities or other laws, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing a like number of shares lacking such legend.

                  (c) The Company may, but shall not be obligated to, register or qualify any securities covered by the Plan. The Company shall not be obligated to take any other affirmative action in order to cause the grant or exercise of any right or the issuance, sale, or delivery of shares pursuant to the exercise of any right to comply with any law.

         22.      Corporate Transactions

                  New option rights may be substituted for the option rights under the Plan, or the Company's outstanding obligations under the Plan may be assumed, by an employer corporation other than the Company, or by a parent or subsidiary corporation of such employer corporation, in connection with any merger, consolidation, acquisition, separation, reorganization or liquidation, or like occurrence in which the Company is involved.

         23.      Modification, Term, and Termination

                  The Board may amend, alter, or terminate the Plan or any option at any time. No amendment shall be effective unless within 12 months after it is adopted by the Board it is approved by the holders of a majority of the voting power of the Company's outstanding shares, if such amendment would:

                  (i) increase the number of shares reserved for purchase under the Plan;

                  (ii)     materially increase the benefits to participants; or

                  (iii)    modify the requirements for participation.

                  In the event the Plan is terminated, the Board may elect to terminate all outstanding options immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the participants as soon as administratively feasible.

         24.      Board and Stockholder Approval

                  This Plan was approved by the Board of Directors on March 20, 1990. This Plan shall be subject to and conditioned upon approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of Common stock of the Company within 12 months of the date the Plan is approved by the Board. No right to purchase shares may be exercised in whole or in part unless and until such stockholder approval is obtained.

                                      PROXY
                          SEQUUS PHARMACEUTICALS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoint(s) I. CRAIG HENDERSON, M.D., L. SCOTT MINICK and SALLY A. DAVENPORT, or any of them, each with full power of substitution, as the lawful attorneys and proxies of the undersigned to vote as designated below, and in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of SEQUUS PHARMACEUTICALS, INC. (the "Company") which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders on June 4, 1997 at the offices of the Company at 960 Hamilton Court, Menlo Park, California, and at any adjournments or postponements thereof.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSALS LISTED ON THE REVERSE. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement.

                  PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND
                   RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

  -----------------------------<fold and detach here>-------------------------

                                          [X] PLEASE MARK YOUR CHOICES LIKE THIS


--------------------------------------------------------------------------------
           THE BOARD RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.
--------------------------------------------------------------------------------


                                                                      FOR ALL              WITHHOLD FOR ALL
                                                                      -------              ----------------
Proposal 1.             To elect as directors                           [ ]                       [ ]
                        Robert G. Faris
                        I.Craig Henderson
                        L.Scott Minick
                        Richard C.E. Morgan and
                        E. Donnall Thomas.

INSTRUCTION:            To withhold authority to vote for any
                        individual nominee, write that
                        nominee's name on the line provided
                        below:

________________________________________________________________________________________________________________

                                                                        FOR             AGAINST          ABSTAIN
                                                                        ---             -------          -------
Proposal 2.             To approve the SEQUUS Pharmaceuticals,          [ ]               [ ]              [ ]
                        Inc. Equity Incentive Plan.

Proposal 3.             To approve the proposed amendments to           [ ]               [ ]              [ ]
                        the SEQUUS Pharmaceuticals, Inc.
                        Employee Stock Purchase Plan.





Signature(s)__________________________________       Date ______________  , 1997

Please date and sign exactly as name(s) appear(s) hereon. If shares are held jointly, each holder should sign. Please give full title and capacity in which signing if not signing as an individual.


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